Supplement dated June 25, 2026
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Multi-Manager Value Strategies Fund	10/1/2025
Effective June 25, 2026 (the Effective Date), Diamond Hill Capital Management, Inc. (Diamond Hill) no longer manages a portion of the Fund. Accordingly, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund’s Prospectus and Summary Prospectus.
The fourth and fifth paragraph under the heading “Principal Investment Strategies” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus are hereby superseded and replaced with the following:
The Fund may also invest in exchange-traded funds (ETFs), including pending the engagement of one or more additional subadvisers.
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other portions of the Fund’s assets independently of each other and Columbia Management. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).
The information under the heading “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby revised to remove the information relating to Diamond Hill.
The fourth and sixth paragraph under the heading “Principal Investment Strategies” in the “More Information About the Fund” section of the Prospectus are hereby superseded and replaced with the following:
The Fund may also invest in exchange-traded funds (ETFs), including pending the engagement of one or more additional subadvisers.
The Investment Manager is responsible for providing day-to-day portfolio management of two sleeves of the Fund and is also responsible for oversight of the subadviser. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).
The information under the heading “Principal Investment Strategies” in the “More Information About the Fund” section of the Prospectus is hereby revised to remove the subheading “Diamond Hill Sleeve” and the information relating to Diamond Hill.
The second to last sentence of the sixth paragraph under the subsection “Primary Service Provider Contracts – The Investment Manager” in the “More Information About the Fund” section of the Prospectus is hereby revised to remove the information relating to Diamond Hill.
The information under the subsection “Primary Service Provider Contracts – Subadvisers” in the “More Information About the Fund” section of the Prospectus is hereby revised to remove the information relating to Diamond Hill.
The information under the subsection “Primary Service Provider Contracts – Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby revised to remove the information relating to Diamond Hill.
Shareholders should retain this Supplement for future reference.
SUP116_05_015_(06/26)